UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2019

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Crescent Acquisition Corp
(Exact name of Registrant as Specified in Its Charter)

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DELAWARE (State or Other Jurisdiction of Incorporation)	001-38825 (Commission File Number)	82-3447941 (IRS Employer Identification No.)

11100 SANTA MONICA BLVD., SUITE 2000, LOS ANGELES, CA90025
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (310) 235-5900

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant	CRSAU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value per share	CRSA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CRSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2019, Mike Wilhelms notified Crescent Acquisition Corp (the “Company”) that he was resigning from his current position as Chief Financial Officer of the Company, effective October 9, 2019, for personal reasons. Mr. Wilhelms’ resignation did not involve any disagreement with the Company with regard to its operations, policies or practices. To facilitate a smooth transition in management, Mr. Wilhelms agreed to continue as an advisor to the Company through February 29, 2020.

In connection with Mr. Wilhelms’ resignation, the Board of Directors of Company has appointed Al Hassanein (age 39) as the Company’s Chief Financial Officer, effective upon Mr. Wilhelms’ resignation on October 9, 2019. Mr. Hassanein currently serves as Corporate Controller of Crescent Capital Group LP (“CCG LP”), an affiliate of CFI Sponsor LLC, the Company’s sponsor, a position he has held since September 2017. Mr. Hassanein will remain CCG LP’s Corporate Controller while serving as the Company’s Chief Financial Officer. Prior to joining CCG LP, Mr. Hassanein served as Vice President and Assistant Controller at American Capital, Ltd., a position he held from August 2008 until June 2017. He started his career at Deloitte after receiving his BS in Accounting and Finance from the University of Maryland at College Park and is an active Certified Public Accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Crescent Acquisition Corp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ACQUISITION CORP

Date: October 10, 2019	By:	/s/ George Hawley
	Name:	George Hawley
	Title:	General Counsel and Secretary